Morgan Stanley Biotechnology Fund
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - June 30, 2003

Security  Date of   Price    Shares  % of    Total         Purcha  Broker
          Purchase  Of       Purcha  Assets  Issued        sed
                    Shares   sed                           By
                                                           Fund

Amylin    01/16/03   $16.60   400    0.125%  $152,720,00   0.004%  Goldman
Pharmaceu                                         0                , Sachs
ticals                                                             & Co.;
                                                                   Lehman
                                                                   Brother
                                                                   s Inc.;
                                                                   Banc of
                                                                   America
                                                                   Securit
                                                                   ies
                                                                   LLC;
                                                                   Fortis
                                                                   Securit
                                                                   ies
                                                                   Incorpo
                                                                   rated;
                                                                   Prudent
                                                                   ial
                                                                   Securit
                                                                   ies
                                                                   Incorpo
                                                                   rated;
                                                                   Morgan
                                                                   Keegan
                                                                   &
                                                                   Company
                                                                   , Inc.